                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIER EVENT REPORTED): OCTOBER 2, 1996

                             RUBBERMAID INCORPORATED
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           OHIO                          1-4188                34-0628700
---------------------------         ----------------         -------------------
(STATE OR OTHER JURISDICTION        (COMMISSION FILE         (IRS EMPLOYER
     OF INCORPORATION)                   NUMBER)             IDENTIFICATION NO.)



    1147 AKRON ROAD, WOOSTER, OHIO                             44691
---------------------------------------                      ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


                                 (330) 264-6464
               ---------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


THE EXHIBIT INDEX IS LOCATED AT PAGE 4.

ITEM 2.  ACQUISITION OF ASSETS
         ---------------------

On October 2, 1996, Rubbermaid Incorporated, an Ohio corporation (the "Company"), acquired GCP Investors Inc., a Delaware corporation and the indirect parent of Graco Children's Products, Inc. ("GCP"), in a transaction structured as a merger, pursuant to a Merger Agreement, dated as of August 30, 1996, as amended, by and among the Company, Rubbermaid Acquisition Corp. ("Merger Sub") and GCP (the "Merger Agreement").

The transaction was effected by means of a merger (the"Merger") of Merger Sub with and into GCP, pursuant to which GCP became a wholly owned subsidiary of the Company. The Company paid an aggregate of $320 million in this transaction. Such consideration was determined on the basis of arm's length negotiations by the parties. The Company utilized available cash resources to fund the transaction. Prior to the transaction, GCP was owned by an investor group and certain members of GCP management, and the Company had no material relationship with GCP or its investors, officers or directors.

GCP is a juvenile furnishings company, which has the leading market position in early childhood products such as strollers, play yards and infant swings. The Company will utilize the assets of GCP in a consistent fashion.

The Company's press release issued October 3, 1996 is hereby incorporated by reference and included as Exhibit 99 of this report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS
         --------------------------------------------------------

In reliance upon SEC Release Nos. 33-7355; 34-37802 (avail. 10/11/96), the Company will not file any financial statements of the business acquired or any pro forma financial information relating thereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     RUBBERMAID INCORPORATED


                                                     By: /s/ James A. Morgan
                                                        -----------------------
                                                         James A. Morgan
                                                         Senior Vice President,
                                                         General Counsel
October 16, 1996                                         and Secretary

                                  EXHIBIT INDEX


                                                                                          SEQUENTIAL
  EXHIBIT                                   DESCRIPTION                                 PAGE NUMBERING
  -------                                   -----------                                 --------------

  (2)(i)          Merger Agreement dated as of August 30, 1996 by and among                   5
                  GCP Investors Inc., Rubbermaid Incorporated and Rubbermaid
                  Acquisition Corp. (the "Merger Agreement")*

  (2)(ii)         Amendment dated as of September 30, 1996 to the Merger                      67
                  Agreement

  (99)            Press Release, dated October 3, 1996, issued by Rubbermaid                  69
                  Incorporated







*The Merger Agreement submitted herewith contains a list briefly identifying the contents of all omitted schedules. Rubbermaid will furnish supplementally a copy of any omitted schedule to the Commission upon request.